UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

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Apco Oil and Gas International Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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APCO OIL AND GAS INTERNATIONAL INC.

In Care of Maples Corporate Services Limited, Post Office Box 309, Ugland House,

Grand Cayman, KY1-1104, Cayman Islands

March 27, 2014

Dear Shareholder:

As you know, we will hold our annual general meeting of shareholders on April 24, 2014. Below is a supplement to the March 20, 2014 proxy statement that we previously sent you concerning our annual general meeting. Please note that this supplement should be read in conjunction with the proxy statement and notice of annual general meeting of shareholders that we distributed with the proxy statement.

Sincerely,

Stephen E. Brilz
Corporate Secretary

SUPPLEMENT TO PROXY STATEMENT DATED MARCH 20, 2014

On March 20, 2014, we announced in a current report on Form 8-K that our Chief Financial Officer and a member of our Board of Directors, Rodney J. Sailor, was resigning from both positions effective March 31, 2014. The Board had previously nominated Mr. Sailor for re-election at our annual general meeting of shareholders, and proposal one in our proxy statement recommends that shareholders vote “for” the re-election of Mr. Sailor.

On March 20, 2014, the Board appointed J. Kevin Vann to serve on the Board, effective March 31, 2014, until the annual general meeting of shareholders, and nominated Mr. Vann for election at the meeting. The Board also appointed Benjamin A. Holman, our Controller and Chief Accounting Officer, to serve as our Chief Financial Officer in addition to his current roles effective March 31, 2014. Information regarding Mr. Holman is already included in our proxy statement. Information regarding Mr. Vann is provided below.

For any shares that you have directed the proxies named in the proxy statement to vote in favor of Mr. Sailor, the Board has directed such proxies to vote such shares in favor of Mr. Vann unless you either (1) revoke your proxy by delivering a written notice of your revocation to our Corporate Secretary at 3500 One Williams Center, Tulsa, Oklahoma 74172, or (2) sign and return a new proxy card directing the proxies to abstain from voting for or cast a vote against the election of Mr. Vann.

The information below supersedes and replaces the information on Mr. Sailor as well as the Board’s recommendation regarding shareholder vote on proposal one:

PROPOSAL ONE

ELECTION OF DIRECTORS

J. Kevin Vann, age 42

Director effective March 31, 2014. Mr. Vann has been appointed to serve as Senior Vice President and CFO of WPX Energy, Inc. (“WPX”), the Company’s majority shareholder, on an interim basis effective March 31, 2014. Mr. Vann has served as WPX’s Vice President, Controller and Chief Accounting Officer since December 2011, and will remain WPX’s Chief Accounting Officer while serving as CFO. From 2006 until 2011 he served as controller of the exploration and production business of The Williams Companies, Inc. (“Williams”). From 1998 until 2006 Mr. Vann served in various financial and accounting roles for Williams. From 1993 until 1998, Mr. Vann worked at Arthur Andersen in Tulsa.

Mr. Vann’s qualifications include financial and industry experience.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF MESSRS. BENDER, RUFFINENGO, AND VANN.

The information below supersedes and replaces in its entirety the section of the proxy statement entitled, “Security Ownership of Certain Beneficial Owners and Management.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of Class A and ordinary shares and the percentage represented by such number by each person who is known to us to own beneficially five percent or more of our Class A and ordinary shares. We obtained certain information in the table from filings made with the SEC.

Name of Beneficial Owner	Number of Class A Shares Beneficially Owned(1)		Percent of Class A	Number of Ordinary Shares Beneficially Owned		Percent of Ordinary Shares
WPX Energy, Inc.	20,301,592	(2)	100%	—		68.96	%(4)
NSB Advisors LLC	—		—	2,604,046	(3)	8.84	%(4)

(1)	Class A shares have 85% of the voting power as a class with respect to the election and removal of our directors. The Class A shares and ordinary shares have identical rights and preferences in all other respects, including with respect to dividend rights. The Class A shares will automatically convert into ordinary shares if neither Williams nor WPX beneficially owns, separately or in the aggregate, directly or indirectly, at least 50% of our aggregate outstanding Class A shares and ordinary shares.

(2)	A Schedule 13D/A filed on January 5, 2012, indicates that WPX owns 20,301,592 Class A shares, and has sole dispositive power of 20,301,592 of Class A shares and shared dispositive power over 0 of these shares. WPX has sole voting power of 20,301,592 of our Class A shares and shared voting power over 0 of these shares. The address of WPX is One Williams Center, Tulsa, Oklahoma 74172.

(3)	A Schedule 13G filed with the SEC on February 13, 2013, indicates that NSB Advisors (“NSB”) is an Investment Advisor registered under Section 203 of the Investment Advisors Act of 1904 and has sole dispositive power of 2,604,046 of our ordinary shares and shared dispositive power over 0 of these shares. NSB has no sole or shared voting power over these shares. The address of NSB is 200 Westage Business Center Drive, Suite 228, Fishkill, NY, 12524.

(4)	Percentage of ordinary shares beneficially owned is based on 9,139,649 ordinary shares outstanding as of March 6, 2014 and 20,301,592 ordinary shares issuable upon the conversion of all outstanding Class A shares.

The following table sets forth, as of March 6, 2014, the number of our Class A and ordinary shares beneficially owned by each of our directors, each of our executive officers, and by all directors and executive officers as a group. The persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable.

Name of Beneficial Owner(1)	Number of Class A Shares Beneficially Owned	Percent of Class A	Number of Ordinary Shares Beneficially Owned(2)	Percent of Ordinary Shares(3)
Keith E. Bailey	0	*	804	*
James J. Bender	0	*	1	*
Thomas Bueno	0	*	0	*
Bryan K. Guderian	0	*	4	*
Benjamin A. Holman	0	*	50	*
Ralph A. Hill	0	*	4	*
Michael Kyle	0	*	0	*
Robert J. LaFortune	0	*	20	*
Piero Ruffinengo	0	*	4	*
Rodney J. Sailor	0	*	4	*
J. Kevin Vann	0	*	0	*
All directors and executive officers as a group (11 persons)	0	*	891	*

*	Less than 1%.
(1)	This table provides disclosure for each director and named executive officer who served as such during the 2013 fiscal year, as well as Mr. Vann, who was appointed to serve as director effective March 31, 2014. Mr. Hill resigned as Chairman and CEO effective December 31, 2013. Mr. Sailor resigned as director and CFO effective March 31, 2014. Mr. Bueno resigned as President effective June 30, 2013. We did not have more than four executive officers (as defined in Exchange Act Rule 3b-7) serving as of December 31, 2013.
(2)	Includes 800 shares held in trust by Mr. Bailey.
(3)	Percentage of ordinary shares beneficially owned is based on 9,139,649 ordinary shares outstanding as of March 6, 2014, and 20,301,592 ordinary shares issuable upon the conversion of all outstanding Class A shares.

The following table sets forth, as of March 6, 2014, the number of shares of common stock of WPX beneficially owned by each of our directors and executive officers and by all such directors and executive officers as a group. Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable.

Name of Beneficial Owner	Shares of Common Stock Owned Directly or Indirectly(1)(2)	Shares Underlying Options Exercisable Within 60 Days(3)	Total(1)(2)	Percentage of Class(4)
Keith E. Bailey	1,655	0	1,655	*
James J. Bender	372,314	439,700	812,014	*
Thomas Bueno	18,751	66,505	85,256	*
Bryan K. Guderian	197,745	129,620	327,365	*
Benjamin A. Holman	20,272	0	20,272	*
Ralph A. Hill	634,882	595,861	1,230,743	*
Michael Kyle	52,246	27,509	81,755	*
Robert J. LaFortune	19,388	0	19,388	*
Piero Ruffinengo	0	0	0	*
Rodney J. Sailor	276,364	163,830	440,194	*
J. Kevin Vann	53,758	27,197	80,955	*
All directors and executive officers as a group (11 persons)	1,649,375	1,450,222	3,099,597	*

* Less than 1%.

(1)	Includes restricted stock units over which directors and executive officers have no voting or investment power held under the terms of the WPX Energy, Inc. 2013 Incentive Plan as follows: Mr. Bender, 128,948 restricted stock units; Mr. Bueno, 3,127 restricted stock units; Mr. Guderian, 150,587 restricted stock units; Mr. Holman, 17,720 restricted stock units; Mr. Hill, 286,414 restricted stock units; Mr. Kyle, 42,178 restricted stock units; Mr. Sailor, 216,086 restricted stock units; Mr. Vann, 49,136 restricted stock units. Restricted stock units include both time-based and performance-based awards.

(2)	Includes 1,075 shares held in trust by Mr. Bailey and 580 shares held in trust by his spouse; 15,624 shares held in trust by Mr. Bueno; and 19,388 shares held in trust by Mr. LaFortune.

(3)	The SEC deems a person to have beneficial ownership of all shares that the person has the right to acquire within 60 days. The shares indicated represent stock options granted under WPX Energy, Inc. 2013 Incentive Plan that are currently exercisable or that will become exercisable within 60 days of March 6, 2014. Shares subject to options cannot be voted.

(4)	Percentage of ordinary share beneficially owned is based on 201,738,239 shares of WPX common stock outstanding on March 6, 2014, plus, as to the holder thereof and no other person, the number of shares (if any) that the person has the right to acquire as of March 6, 2014, or within 60 days of that date. Restricted stock units that do not vest within 60 days of March 6, 2014, are not included in ownership percentage.

The information below supersedes and replaces in its entirety the proxy card attached to the proxy statement. In addition, a new proxy card is included with this supplement.

Apco Oil and Gas International Inc.

IMPORTANT ANNUAL MEETING INFORMATION

•
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — The Board of Directors recommends a vote FOR the nominee listed and FOR Proposals 2 and 3.

1. Election of Directors:		For	Against	Abstain
	1.1 - James J. Bender	☐	☐	☐
	1.2 - Piero Ruffinengo	☐	☐	☐
	1.3 - J. Kevin Vann	☐	☐	☐

					For Against Abstain			For	Against	Abstain
2.	Ratify the selection of Ernst & Young LLP as independent registered public accounting firm for 2014.				☐ ☐ ☐	3.	Advisory vote on executive compensation.	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

01MPJC

Annual General Meeting of Shareholders

April 24, 2014

9:30 a.m. Central daylight time

One Williams Center

26th Floor Board Room

Tulsa, Oklahoma 74172

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — APCO OIL AND GAS INTERNATIONAL INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE

ANNUAL GENERAL MEETING OF SHAREHOLDERS - April 24, 2014

The undersigned shareholder of Apco Oil and Gas International Inc. hereby appoints MICHAEL KYLE, BRYAN K. GUDERIAN, and AMY FLAKNE jointly and severally with full power of substitution, as proxies to represent and vote all of the ordinary shares the undersigned is entitled to vote at the annual general meeting of shareholders of Apco Oil and Gas International Inc. to be held on April 24, 2014, and at any and all adjournments thereof, on all matters coming before said meeting.

You are encouraged to specify your choices by marking the appropriate boxes. SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The proxy cannot be voted unless you sign, date, and return this card.

THIS PROXY, WHEN PROPERLY EXECUTED AND TIMELY RETURNED, WILL BE VOTED AS INDICATED. IF NO VOTING DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, AND 3, AND, IN THE DISCRETION OF THE PROXY HOLDERS, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND AT ANY ADJOURNMENT THEREOF.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON April 24, 2014. The annual report, notice of annual general meeting of shareholders, and proxy statement are available at http://www.proxydocs.com/apco.

(Continued and to be marked, dated and signed, on the other side)